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                            William Blair & Company
                           Limited Liability Company

May 5, 2000


Special Committee of the Board of Directors
Board of Directors
Wilmar Industries, Inc.
303 Harper Drive
Moorestown, NJ  08057

Gentlemen:

   We understand that Wilmar Industries, Inc. (the "Company") and W Acquisitions, Inc. ("Merger Sub") have entered into an Agreement and Plan of Merger, dated December 22, 1999, (the "Agreement") which provides, among other things, for the merger (the "Merger") of Merger Sub with and into the Company. Under the terms set forth in the Agreement, at the effective time of the Merger (the "Effective Time"), each share of common stock, no par value, of the Company (the "Common Stock") issued and outstanding immediately prior to the Effective Time (other than Shares owned by Merger Sub shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive, without interest, an amount in cash equal to $18.25 (the "Merger Consideration"). The terms and conditions of the Merger are set out more fully in the Agreement.

   You have asked us to provide you with an update as of April 14, 2000 of the opinion that we previously provided to you on December 22, 1999 that, the Merger Consideration is fair from a financial point of view to the "Holders of Common Stock". The "Holders of Common Stock" shall be defined as all holders of Common Stock outstanding as of the date hereof, other than Merger Sub, any affiliates of Merger Sub, and the Chairman of the Company (the "Chairman").

   For purposes of this opinion we have, among other things:

   (i) reviewed certain publicly available financial statements and other business and financial information of the Company;

   (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the Company's management;

   (iii) reviewed drafts dated December 17, 1999 of certain financial forecasts and other forward looking financial information prepared by the Company's management which were confirmed prior to our rendering of the December 22, 1999 opinion and subsequently have been reconfirmed to us by the Company's management and the Special Committee of the Board of Directors to be the most
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   realistic case for Wilmar as an independent public company;

   (iv) held discussions with the management of the Company concerning the business, past and current operations, financial condition and future prospects of the Company;

   (v) reviewed the financial terms and conditions set forth in the Agreement;

   (vi)   reviewed the stock price and trading history of Company Common Stock;

   (vii) compared the financial performance of the Company and the prices and trading activity of Company Common Stock with that of certain other publicly traded companies comparable with the Company;

   (viii) compared the financial terms of the Merger with the financial terms, to the extent publicly available, of other transactions that we deemed relevant;

   (ix)   prepared a discounted cash flow analysis of the Company;

   (x)    prepared a leveraged acquisition analysis of the Company;

   (xi) participated in discussions among representatives of the Company and its legal advisors; and

   (xii) made such other studies and inquiries, and took into account such other matters, as we deemed relevant, including our assessment of general economic, market and monetary conditions as of the date hereof.

   In our review and analysis, and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us (including information furnished to us orally or otherwise discussed with us by the Company's management) or publicly available and have neither attempted to verify, nor assumed responsibility for verifying, any of such information. We have relied upon the assurances of the Company's management that it is not aware of any facts that would make such information inaccurate or misleading. Furthermore, we did not obtain or make, or assume any responsibility for obtaining or making, any independent evaluation or appraisal of the properties, assets or liabilities (contingent or otherwise) of the Company, nor were we furnished with any such evaluation or appraisal. With respect to the financial forecasts and projections (and the assumptions and bases therefore) for the Company that we have reviewed, upon the advice of the Company's management and the Special Committee of the Board of Directors, we have assumed that such forecasts and projections have been reasonably prepared in good faith on the basis of reasonable assumptions and reflect the best currently available estimates and judgments of management as to the future financial condition and performance of the Company, and we have further assumed that such projections and forecasts will be realized in the amounts and in the time periods currently estimated. We have assumed that the Merger will be consummated upon the terms set forth in the Agreement without material alteration thereof. In addition, we have assumed that the historical financial
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statements of the Company reviewed by us have been prepared and fairly presented in accordance with U.S. generally accepted accounting principles consistently applied. We have relied as to all legal matters relevant to rendering our opinion on the advice of counsel.

   This opinion is necessarily based upon market, economic and other conditions as in effect on, and information made available to us as of, the date hereof.
It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any matter affecting this opinion which may come or be brought to our attention after the date of this opinion. Our opinion is limited to the fairness, from a financial point of view and as to the date hereof, of the Merger Consideration to the Holders of Common Stock. We do not express any opinion as to (i) the value of any employee agreement or other arrangement entered into in connection with the Merger or (ii) any tax or other consequences that might result from the Merger. Our opinion does not address the relative merits of the Merger and the other business strategies that the Company's Board of Directors or the Special Committee thereof has considered or may be considering, nor does it address the decision of the Company's Board of Directors or the Special Committee thereof to proceed with the Merger.

   In connection with the preparation of our opinion, we were requested to approach, and held discussions with certain third parties to solicit indications of interest in a possible business combination with the Company.

   William Blair & Company is nationally recognized investment banking firm that has been engaged in the investment banking business since 1935. We continually undertake the valuation of investment securities in connection with public offerings, private placements, business combinations, estate and gift tax valuations and similar transactions. We have acted as the investment banker to the Company in connection with the Merger and will receive a fee from the Company for our services, a significant portion of which is contingent upon consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion.

   In the past, we have provided certain investment banking services to the Company for which we have been paid fees, including acting as co-managing underwriter for two offerings of the Company's securities and providing advice with respect to certain acquisitions. We maintain a market in the shares of Company Common Stock. In the ordinary course of business, we may trade in the Company's securities for our own account and the account of our customers and, accordingly, may at any time hold a long or short position in the Company's securities.

   Our opinion expressed herein is provided for the information of the Board of Directors of the Company and the Special Committee thereof in connection with its evaluation of the Merger. Our opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote, or take any other action, with respect to the Merger. This opinion may not be summarized, described or referred to or furnished to any party except with our express prior written consent.
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   Based upon and subject to the foregoing considerations, it is our opinion that, as of April 14, 2000, the Merger Consideration is fair to the Holders of Common Stock, from a financial point of view.

                              Very truly yours,

                              /s/ William Blair & Company
                              _______________________________
                              WILLIAM BLAIR & COMPANY, L.L.C.